UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08476

The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (OMB) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2026

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Christopher J. Marangi Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School

To Our Stockholders,

For the six months ended June 30, 2026, the net asset value (NAV) total return of The Gabelli Multimedia Trust Inc. (the Fund) was 13.2%, compared with a total return of (2.2)% for the Morgan Stanley Capital International (MSCI) AC World Communication Services Index. The total return for the Fund’s publicly traded shares was 12.0%. The Fund’s NAV per share was $3.82, while the price of the publicly traded shares closed at $4.21 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2026.

Investment Objective and Strategy (Unaudited)

The Gabelli Multimedia Trust is a diversified, closed-end management investment company whose primary objective is long term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800‑422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The Gabelli Multimedia Trust invests in one of the most dynamic areas of the economy, with changes in technology, consumer behavior, and regulation being prominent among the drivers of performance. Not surprisingly, Artificial Intelligence (AI) remains a key driver of performance. Among the largest contributors in Q2 were Corning Inc. (2.9% of net assets as of June 30, 2026, +88%), a leading supplier of optical fiber and semiconductor companies Intel (1.0%, +216%) and QUALCOMM (0.6%, +44%). AI was once thought to be a threat to Alphabet’s Google search dominance; while that remain the case, the company’s investment in foundational models, data centers and chips make it likely AI winner. Against the AI theme, live and sports remain resilient with MSG Sports (3.6%, +25%), Atlanta Braves Holdings (2.4%, +19%) and Manchester United (0.9%, +36%) strong contributors. Finally, Anterix Inc. (3.0%, +170%) continues to progress its effort to license the 900MHz spectrum band to utilities requiring efficiencies to meet the electric demands of AI amidst a market wide spectrum frenzy.

During a quarter in which SpaceX went public, investors judged the incumbent broadband businesses of Rogers Communications (2.0%, -15%), Charter Communications (0.1%, -34%) and its 26% owner Liberty Broadband (0.3%, -34%) along with T-Mobile (0.6%, -20%) and its 53% owner Deutsche Telekom (0.9%, -24%) to be threatened. A shortage of memory chips pressured the margins for videogame leader Nintendo (0.7%, -27%; 0.3%, -24%). Finally, customer engagement of one-time television insurgent Netflix (0.5%, -26%) may have peaked potentially explaining its (for now) abandoned desire for Warner Bros. Discovery (1.2%, -3%); notably, the company has shown an ability to successfully pivot its business (e.g. from DVD by mail to streaming) and may do so yet again.

Contributors to performance included Corning Inc. (4.4%), Anterix Inc. (2.6%), and Madison Square Garden Sports Corp. (5.9%).

Detractors from the portfolio included Tencent Music Entertainment Group ADR (0.4%), Naspers Limited (1.5%), and Sony Group Corporation ADR (4.7%).

Thank you for your investment in The Gabelli Multimedia Trust Inc.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2026 (a) (Unaudited)

	Six Months	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	30 Year	Since Inception (11/15/94)
The Gabelli Multimedia Trust Inc. (GGT)
NAV Total Return (b)	13.17%	26.58%	1.89%	8.11%	8.67%	6.70%	5.48%	7.92%	8.28%
Investment Total Return (c)	12.00	27.14	(2.12)	9.43	9.55	7.57	6.25	8.89	8.53
MSCI AC World Communication Services Index	(2.23)	13.06	8.04	9.51	8.45	8.38	6.84	6.74	N/A	(d)

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The MSCI AC World Communication Services Index is an unmanaged index that measures the performance of securities in the Communication Services sector from around the world. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.
(d)	The MSCI AC World Communication Services Index inception date is December 30, 1994.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of June 30, 2026:

The Gabelli Multimedia Trust Inc.

Entertainment	40.2%
U.S. Government Obligations	13.5%
Computer Software and Services	11.0%
Broadcasting	8.0%
Real Estate	6.6%
Telecommunications: National	6.3%
Wireless Communications	6.3%
Equipment	6.2%
Electronics	5.5%
Cable	4.6%
Telecommunications: Long Distance	3.6%
Telecommunications	3.3%
Hotels and Gaming	3.2%
Publishing	2.8%
Satellite	2.7%
Computer Hardware	2.0%
Retail	1.9%
Telecommunications: Regional	1.9%
Consumer Products	1.6%
Diversified Industrial	1.2%
Business Services: Advertising	1.1%
Business Services	1.0%
Information Technology	0.8%
Consumer Services	0.6%
Investment Companies	0.5%
Financial Services	0.4%
Food and Beverage	0.2%
Closed-End Funds	0.0%*
Other Assets and Liabilities (Net)	(37.0)%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800‑GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 122.8%
	DISTRIBUTION COMPANIES — 85.9%
	Broadcasting — 7.9%
10,000	Asahi Broadcasting Group Holdings Corp.	$42,567	$47,603
7,300	Beasley Broadcast Group Inc., Cl. A†	66,146	191,625
6,000	Chubu-Nippon Broadcasting Co. Ltd.	43,833	47,050
19,000	Cogeco Inc.	501,711	830,065
70,000	Corus Entertainment Inc., Cl. B†	9,905	1,624
128,000	Entravision Communications Corp., Cl. A	262,566	1,669,120
17,000	Fox Corp., Cl. A	624,678	886,720
40,000	Fox Corp., Cl. B	1,254,301	1,873,600
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	18,528
14,000	Informa plc	141,689	167,913
195,000	ITV plc	318,087	208,478
6,800	Liberty Broadband Corp., Cl. A†	338,888	226,304
22,000	Liberty Broadband Corp., Cl. C†	1,844,808	731,720
1,300	Liberty Capital Corp., Cl. A†	39,533	28,470
30,500	Liberty Capital Corp., Cl. C†	976,423	657,580
68,566	Media Prima Berhad	34,965	4,708
14,000	Nexstar Media Group Inc.	2,364,575	2,500,260
7,000	Nippon Television Holdings Inc.	96,482	120,308
4,000	NRJ Group	17,822	30,896
3,000	RTL Group SA	107,299	106,776
79,000	Sinclair Inc.	1,594,413	1,125,750
47,000	Sirius XM Holdings Inc.	1,341,743	1,388,380
33,000	TBS Holdings Inc.	675,978	1,263,415
15,000	Television Broadcasts Ltd.†	12,935	4,265
21,000	Television Francaise 1 SA	208,839	159,804
240,000	TV Azteca SAB de CV†(a)	58,305	6,862
		13,018,375	14,297,824
	Business Services — 1.0%
5,500	Heather Venture Holdings Ltd.†(a)	0	0
1,000	Light & Wonder Inc.†	16,620	77,510
49,000	NIQ Global Intelligence plc†	932,708	458,150
3,250	S&P Global Inc.	1,246,218	1,323,595
5,500	Tapir Holdings Ltd.†(a)	0	0
		2,195,546	1,859,255
	Cable — 4.6%
18,000	AMC Global Media Inc., Cl. A†	165,038	179,640
Shares		Cost	Market Value
1,500	Charter Communications Inc., Cl. A†	$440,187	$213,315
30,200	Cogeco Communications Inc.	696,264	1,349,178
100,000	Comcast Corp., Cl. A	3,502,775	2,455,000
125,000	Rogers Communications Inc., Cl. B	5,223,804	4,062,500
		10,028,068	8,259,633
	Consumer Services — 0.6%
1,000	Angi Inc.†	27,228	5,950
55,000	Bollore SE	311,485	254,891
150	Cie de L’Odet SE	219,638	249,887
9,000	People Inc.†	517,601	415,440
6,000	Stubhub Holdings Inc., Cl. A†	70,114	77,220
		1,146,066	1,003,388
	Diversified Industrial — 1.2%
5,000	AAON Inc.	428,361	634,300
27,000	Bouygues SA	917,366	1,505,798
8,000	Malaysian Resources Corp. Berhad	1,100	638
		1,346,827	2,140,736
	Entertainment — 30.5%
64,000	Atlanta Braves Holdings Inc., Cl. A†	1,795,178	3,603,840
121,000	Atlanta Braves Holdings Inc., Cl. C†	2,806,836	6,279,900
1,335,000	Grupo Televisa SAB, ADR	4,820,767	3,617,850
57,000	Havas NV	1,171,985	1,110,436
5,092	Liberty Live Holdings Inc., Cl. A†	126,323	515,616
24,763	Liberty Live Holdings Inc., Cl. C†	907,325	2,615,963
25,000	Liberty Media Corp.-Liberty Formula One, Cl. A†	1,582,597	2,188,500
16,000	Liberty Media Corp.-Liberty Formula One, Cl. C†	737,166	1,522,240
41,000	Lionsgate Studios Corp.†	314,119	627,710
4,000	M6 Metropole Television SA	35,208	55,028
39,500	Madison Square Garden Entertainment Corp.†	1,554,331	3,195,155
26,400	Madison Square Garden Sports Corp.†	4,726,910	10,608,576
54,000	Naspers Ltd., Cl. N	1,843,361	2,705,341
35,000	Netflix Inc.†	2,899,664	2,499,000
15,000	Reading International Inc., Cl. A†	55,303	19,200
7,700	Reading International Inc., Cl. B†	81,951	66,297
2,200	Roku Inc.†	198,659	303,908

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
24,750	Sphere Entertainment Co.†	$725,595	$4,282,492
7,500	Sportradar Group AG, Cl. A†	168,750	112,275
35,000	Starz Entertainment Corp.†	520,613	1,010,100
11,000	Take-Two Interactive Software Inc.†	1,497,103	2,749,780
12,500	TKO Group Holdings Inc.	857,285	2,516,375
82,000	Versant Media Group Inc.	2,805,295	2,952,820
		32,232,324	55,158,402
	Equipment — 6.2%
13,000	Amphenol Corp., Cl. A	6,332	2,292,160
31,400	Corning Inc.	1,097,781	8,020,502
4,500	QUALCOMM Inc.	463,350	831,555
		1,567,463	11,144,217
	Financial Services — 0.4%
4,200	Jardine Matheson Holdings Ltd.	243,362	258,300
17,500	Kinnevik AB, Cl. A†	225,215	110,995
95,000	O B Financial Holding SAE†	13,907	1,141
65,000	Sony Financial Group Inc., ADR	448,240	282,100
32,750	Waterloo Investment Holdings Ltd.†(a)	10,341	11,463
		941,065	663,999
	Food and Beverage — 0.2%
2,200	Pernod Ricard SA	133,777	160,526
3,500	Remy Cointreau SA	193,300	172,281
		327,077	332,807
	Information Technology — 0.8%
1,800	Broadcom Inc.	370,934	679,950
19,100	Prosus NV	727,183	829,081
		1,098,117	1,509,031
	Real Estate — 6.6%
15,500	American Tower Corp., REIT	2,722,580	2,535,335
500	Equinix Inc., REIT	405,496	521,195
21,400	Lamar Advertising Co., Cl. A, REIT	1,712,612	3,337,972
15,000	Midway Investments†(a)	95	199
59,500	Outfront Media Inc., REIT	960,822	1,949,220
24,000	Ryman Hospitality Properties Inc., REIT	1,520,761	3,085,200
22,550	VICI Properties Inc., REIT	502,903	598,702
		7,825,269	12,027,823
	Retail — 1.9%
14,500	Amazon.com Inc.†	2,962,544	3,455,930
Shares		Cost	Market Value
1,000	Best Buy Co. Inc.	$30,800	$75,880
250	Meituan, Cl. B†	6,045	2,183
		2,999,389	3,533,993
	Satellite — 2.7%
47,200	EchoStar Corp., Cl. A†	1,358,001	4,790,800
1,000,000	PT Indosat Tbk	52,779	96,756
3,000	SKY Perfect JSAT Corp.	15,471	49,393
		1,426,251	4,936,949
	Telecommunications — 3.3%
34,000	Eurotelesites AG†	156,182	171,710
60,000	Liberty Global Ltd., Cl. A†	513,480	682,200
138,000	Liberty Global Ltd., Cl. C†	1,736,542	1,518,000
34,000	Sunrise Communications AG, Cl. A	1,850,439	1,691,584
21,400	Viasat Inc.†	711,056	1,921,934
		4,967,699	5,985,428
	Telecommunications: Long Distance — 3.6%
13,000	BCE Inc.	584,136	280,028
121,000	Telesat Corp.†	2,062,432	6,125,020
2,400	Telstra Group Ltd., ADR	30,324	42,120
3,800	TIM SA, ADR	46,322	81,396
		2,723,214	6,528,564
	Telecommunications: National — 6.2%
12,000	Deutsche Telekom AG	223,039	327,012
51,200	Deutsche Telekom AG, ADR	687,030	1,396,736
11,500	Elisa Oyj	113,397	482,760
1,100	Freenet AG	23,698	28,330
3,605	Hellenic Telecommunications Organization SA	41,551	80,034
5,000	Itissalat Al-Maghrib	74,379	50,617
50,000	Koninklijke KPN NV	162,831	246,573
115,000	Liberty Latin America Ltd., Cl. A†	778,293	901,600
5,000	Magyar Telekom Telecommunications plc	9,280	42,556
190,000	Megacable Holdings SAB de CV	575,583	678,296
500,000	NTT Inc.	230,089	445,893
9,000	Orange SA, ADR	125,267	169,380
22,000	PLDT Inc., ADR	370,294	385,440
32,000	Shenandoah Telecommunications Co.	690,462	482,560
82,662	Sitios Latinoamerica SAB de CV†	13,825	23,682
17,800	Swisscom AG, ADR	483,083	1,373,626
10,000	Telecom Argentina SA, ADR	32,356	130,000
6,000	Telecom Italia SpA†	22,693	54,557
20,000	Telefonica Brasil SA, ADR	252,223	263,200
190,000	Telefonica SA, ADR	981,983	752,400

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
136,000	Telekom Austria AG	$910,579	$1,507,318
15,172	Telia Co. AB	42,639	73,870
6,000	Telkom Indonesia Persero Tbk PT, ADR	12,340	80,580
10,000	VEON Ltd., ADR†	211,322	522,100
500	Verizon Communications Inc.	20,695	21,170
50,000	Vodafone Group plc, ADR	477,875	661,250
		7,566,806	11,181,540
	Telecommunications: Regional — 1.9%
50,500	Orange Belgium SA†	1,205,776	1,240,578
35,000	Telephone and Data Systems Inc.	543,813	1,295,350
78,000	TELUS Corp.	508,046	824,460
		2,257,635	3,360,388
	Wireless Communications — 6.3%
52,500	America Movil SAB de CV, ADR	358,778	1,364,475
45,000	Anterix Inc.†	1,346,490	4,632,300
33,000	Array Digital Infrastructure Inc.	1,034,430	1,196,580
389,058	Jasmine International PCL†(a)	21,005	13,234
13,000	Millicom International Cellular SA	254,407	1,179,880
55,000	Operadora De Sites Mexicanos SAB de CV	65,801	54,253
1,000	Optimum Communications Inc., Cl. A†	2,605	1,450
95,000	Orascom Investment Holding†	15,524	2,726
19,000	SK Telecom Co. Ltd., ADR	672,243	611,040
13,100	T-Mobile US Inc.	2,738,839	2,197,263
30,000	Turkcell Iletisim Hizmetleri A/S, ADR	165,006	176,400
		6,675,128	11,429,601
	TOTAL DISTRIBUTION COMPANIES	100,342,319	155,353,578

	COPYRIGHT/CREATIVITY COMPANIES — 36.9%
	Business Services: Advertising — 1.1%
325,000	Clear Channel Outdoor Holdings Inc.†	526,632	786,500
30,000	JCDecaux SE	556,093	659,509
10,820	Magnite Inc.†	22,112	205,363
1,500	Publicis Groupe SA	10,478	148,184
Shares		Cost	Market Value
4,000	Ströeer SE & Co. KGaA	$89,263	$155,851
		1,204,578	1,955,407
	Computer Hardware — 2.0%
12,500	Apple Inc.	2,615,084	3,617,000

	Computer Software and Services — 11.0%
33,000	Alphabet Inc., Cl. A	5,310,958	11,793,210
18,700	eBay Inc.	762,795	2,089,725
3,900	Meta Platforms Inc., Cl. A	2,333,965	2,196,831
7,750	Microsoft Corp.	3,209,696	2,890,905
2,500	NVIDIA Corp.	296,391	500,225
300	Red Violet Inc.†	1,920	19,116
3,500	ServiceTitan Inc., Cl. A†	365,161	247,485
2,500	Tencent Holdings Ltd.	117,755	137,004
		12,398,641	19,874,501
	Consumer Products — 1.6%
16,600	Johnson Outdoors Inc., Cl. A	722,652	764,264
11,000	Nintendo Co. Ltd.	121,235	461,054
155,000	Nintendo Co. Ltd., ADR	810,970	1,624,400
		1,654,857	2,849,718
	Electronics — 5.5%
2,000	IMAX Corp.†	41,164	79,720
10,500	Intel Corp.†	290,833	1,466,115
3,790	Koninklijke Philips NV	36,691	103,050
419,500	Sony Group Corp., ADR	6,580,478	8,415,170
		6,949,166	10,064,055
	Entertainment — 9.7%
315,000	Canal+ SA	1,419,681	1,021,181
14,000	Capcom Co. Ltd.	184,198	259,344
75,000	GMM Grammy Public Co. Ltd.†	48,425	6,547
3,000	Live Nation Entertainment Inc.†	212,111	549,330
78,000	Manchester United plc, Cl. A†	1,281,412	1,788,540
310,000	Ollamani SAB†	1,060,231	1,462,473
16,000	Reservoir Media Inc.†	99,656	158,240
3,200	Spotify Technology SA†	325,266	1,469,216
21,000	Square Enix Holdings Co. Ltd.	281,835	311,264
17,176	STV Group plc†	13,537	24,264
93,000	Tencent Music Entertainment Group, ADR	763,868	776,550
17,000	The Marcus Corp.	224,554	398,820
34,000	The Walt Disney Co.	4,010,606	3,272,500
55,000	Ubisoft Entertainment SA†	693,051	337,844
16,000	Universal Entertainment Corp.†	324,213	61,994

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Entertainment (Continued)
48,000	Universal Music Group NV	$1,271,588	$1,005,305
665,000	Vivendi SE	1,977,866	1,641,231
90,000	Warner Bros Discovery Inc.†	717,371	2,399,400
24,000	Warner Music Group Corp., Cl. A	712,704	649,680
		15,622,173	17,593,723
	Hotels and Gaming — 3.2%
4,200	Allwyn AG	45,444	66,801
8,000	Boyd Gaming Corp.	455,769	706,640
80,000	Brightstar Lottery plc	1,230,884	857,600
45,000	Caesars Entertainment Inc.†	1,197,875	1,358,100
1,000	Churchill Downs Inc.	14,520	89,640
26,000	Entain plc	398,278	192,786
1,000	Flutter Entertainment plc†	112,890	100,598
31,000	Full House Resorts Inc.†	134,613	86,490
25,000	Melco Resorts & Entertainment Ltd., ADR†	164,261	131,750
8,000	MGM China Holdings Ltd.	4,907	10,343
15,300	MGM Resorts International†	410,554	731,493
4,000	Penn Entertainment Inc.†	26,016	85,440
13,500	Wynn Resorts Ltd.	1,205,389	1,310,715
		5,401,400	5,728,396
	Publishing — 2.8%
17,000	Arnoldo Mondadori Editore SpA	54,302	39,140
974,000	Bangkok Post plc†	47,100	2,932
2,400	Graham Holdings Co., Cl. B	1,352,939	2,739,408
39,300	Lee Enterprises Inc.†	391,570	352,128
312,000	Louis Hachette Group	481,918	622,790
1,000,000	Nation Group Thailand Public Co. Ltd.†(a)	26,673	1,204
28,000	News Corp., Cl. A	136,998	695,240
14,000	News Corp., Cl. B	300,755	392,840
6,779	Novus Holdings Ltd.	3,053	2,732
40,000	The E.W. Scripps Co., Cl. A†	146,127	110,800
1,000	Wolters Kluwer NV	22,656	64,488
		2,964,091	5,023,702
	TOTAL COPYRIGHT/CREATIVITY COMPANIES	48,809,990	66,706,502

	TOTAL COMMON STOCKS	149,152,309	222,060,080
Shares		Cost	Market Value
	CLOSED-END FUNDS — 0.0%
8,000	Altaba Inc., Escrow†	$0	$10,400

	PREFERRED STOCKS — 0.2%
	DISTRIBUTION COMPANIES — 0.2%
	Broadcasting — 0.1%
6,000	Liberty Broadband Corp., Ser. A, 7.000%	123,973	129,780

	Telecommunications: National — 0.1%
11,500	Liberty Latin America Ltd., Ser. A, 9.000%	323,848	249,435

	TOTAL DISTRIBUTION COMPANIES	447,821	379,215
	TOTAL PREFERRED STOCKS	447,821	379,215

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
600	Malaysian Resources Corp. Berhad, expire 10/29/27†	0	2

	Wireless Communications — 0.0%
194,529	Jasmine International PCL, expire 10/10/31†	0	1,113

	TOTAL DISTRIBUTION COMPANIES	0	1,115
	TOTAL WARRANTS	0	1,115

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 13.5%
$24,580,000	U.S. Treasury Bills, 3.570% to 3.916%††, 08/13/26 to 12/24/26	24,349,061	24,347,330

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

Shares	Cost	Market Value
INVESTMENT COMPANIES — 0.5%
35,000	Gabelli Opportunities in Live and Sports ETF†(b)	$909,922	$926,369

TOTAL INVESTMENTS — 137.0%	$174,859,113	247,724,509

Other Assets and Liabilities (Net) — 0.8%	1,513,056

PREFERRED STOCK — (37.8)%
(2,734,423 preferred shares outstanding)	(68,360,575)

NET ASSETS — COMMON STOCK — 100%
(47,300,931 common shares outstanding)	$180,876,990

NET ASSET VALUE PER COMMON SHARE
($180,876,990 ÷ 47,300,931 shares outstanding)	$3.82

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by Gabelli Funds, LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Geographic Diversification	% of Total Investments	Market Value
North America	76.6%	$189,772,099
Europe	10.5	25,859,805
Latin America	5.9	14,690,483
Japan	5.4	13,388,987
South Africa	1.1	2,708,072
Asia/Pacific	0.5	1,250,579
Africa/Middle East	0.0 *	54,484
Total Investments	100.0%	$247,724,509

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

June 30, 2026 (Unaudited)

Assets:
Investments, at value (cost $173,949,191)	$246,798,140
Investments in affiliates, at value (cost $909,922)	926,369
Cash	836,033
Foreign currency, at value (cost $1,182)	1,176
Deposit at brokers for securities sold short	32,832
Receivable for investments sold	156,964
Receivable for Fund shares sold	32,767
Dividends receivable	526,070
Deferred offering expense	289,387
Prepaid expenses	59,153
Total Assets	249,658,891
Liabilities:
Distributions payable	45,738
Payable for investment advisory fees	200,324
Payable for payroll expenses	18,893
Payable for accounting fees	3,750
Payable for stockholder communications	51,839
Payable for preferred offering expenses	50,794
Payable for legal and audit fees	35,755
Other accrued expenses	14,233
Total Liabilities	421,326
Preferred Stock $0.001 par value:
Series E Cumulative Preferred Stock (5.125%, $25 liquidation value per share, 2,000,000 shares authorized with 1,555,415 shares issued and outstanding)	38,885,375
Series G Cumulative Preferred Stock (5.125%, $25 liquidation value per share, 2,000,000 shares authorized with 1,179,008 shares issued and outstanding)	29,475,200
Total Preferred Stock	68,360,575
Net Assets Attributable to Common Stockholders	$180,876,990

Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$114,992,253
Total distributable earnings	65,884,737
Net Assets	$180,876,990

Net Asset Value per Common Share:
($180,876,990 ÷ 47,300,931 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$3.82

Statement of Operations

For the Six Months Ended June 30, 2026 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $142,675)	$2,373,575
Interest	330,940
Total Investment Income	2,704,515
Expenses:
Investment advisory fees	1,138,059
Stockholder communications expenses	79,035
Legal and audit fees	72,505
Stockholder services fees	52,120
Payroll expenses	45,269
Directors’ fees	43,000
Accounting fees	22,500
Custodian fees	15,973
Interest expense	109
Miscellaneous expenses	58,961
Total Expenses	1,527,531
Net Investment Income	1,176,984

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	5,103,920
Net realized gain on securities sold short	32,603
Net realized loss on foreign currency transactions	(3,858)
Net realized gain on investments, securities sold short, and foreign currency transactions	5,132,665
Net change in unrealized appreciation/(depreciation):
on investments - unaffiliated	12,563,917
on investments - affiliated	16,447
on securities sold short	(6,473)
on foreign currency translations	(7,134)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, and foreign currency translations	12,566,757
Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	17,699,422
Net Increase in Net Assets Resulting from Operations	18,876,406
Total Distributions to Preferred Stockholders	(1,750,620)
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	$17,125,786

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Six Months Ended June 30, 2026 (Unaudited)		Year Ended December 31, 2025
Operations:
Net investment income	$1,176,984		$1,684,164
Net realized gain on investments, securities sold short, forward foreign exchange contracts, and foreign currency transactions	5,132,665		5,493,407
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, and foreign currency translations	12,566,757		35,386,262
Net Increase in Net Assets Resulting from Operations	18,876,406		42,563,833

Distributions to Preferred Stockholders:
Accumulated earnings	(999,540	)*	(3,244,477)
Return of capital	(751,080	)*	(397,731)
Total Distributions to Preferred Stockholders	(1,750,620)		(3,642,208)

Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	17,125,786		38,921,625

Distributions to Common Stockholders:
Return of capital	(18,829,408	)*	(31,447,920)
Total Distributions to Common Stockholders	(18,829,408)		(31,447,920)

Fund Share Transactions:
Increase in net assets from common shares issued in offering	35,429,067		18,717,942
Increase in net assets from common shares issued upon reinvestment of distributions	1,354,750		2,271,810
Net increase in net assets from redemption of preferred shares	191,354		370,974
Net Increase in Net Assets from Fund Share Transactions	36,975,171		21,360,726

Net Increase in Net Assets Attributable to Common Stockholders	35,271,549		28,834,431

Net Assets Attributable to Common Stockholders:
Beginning of year	145,605,441		116,771,010
End of period	$180,876,990		$145,605,441

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2026		Year Ended December 31,
	(Unaudited)		2025	2024	2023	2022		2021
Operating Performance:
Net asset value, beginning of year	$3.79		$3.50	$3.73	$3.89	$8.25		$8.14
Net investment income/(loss)	0.05		0.07 (a)	0.03	0.05	0.01		(0.02)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.46		1.18	0.49	0.78	(3.35)		1.21
Total from investment operations	0.51		1.25	0.52	0.83	(3.34)		1.19

Distributions to Preferred Stockholders: (b)
Net investment income	(0.02)		(0.09)	(0.11)	(0.06)	—		(0.02)
Net realized gain	(0.00	)*(c)	—	—	—	—		(0.18)
Return of capital	(0.02	)*	(0.01)	(0.01)	(0.09)	(0.18)		—
Total distributions to preferred stockholders	(0.04)		(0.10)	(0.12)	(0.15)	(0.18)		(0.20)

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	0.47		1.15	0.40	0.68	(3.52)		0.99

Distributions to Common Stockholders:
Net investment income	—		—	—	—	—		(0.07)
Net realized gain	—		—	—	—	—		(0.61)
Return of capital	(0.44	)*	(0.88)	(0.88)	(0.88)	(0.88)		(0.20)
Total distributions to common stockholders	(0.44)		(0.88)	(0.88)	(0.88)	(0.88)		(0.88)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.00	(c)	0.00 (c)	0.21	—	—		0.02
Increase in net asset value from common shares issued upon reinvestment of distributions	0.00	(c)	0.01	0.02	0.03	0.02		0.00 (c)
Increase in net asset value from redemption of preferred shares	0.00	(c)	0.01	0.02	0.01	0.02		—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		—	—	—	—		0.00 (c)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		—	—	—	(0.00	)(c)	(0.02)
Total Fund share transactions	0.00	(c)	0.02	0.25	0.04	0.04		0.00 (c)

Net Asset Value Attributable to Common Stockholders, End of Period	$3.82		$3.79	$3.50	$3.73	$3.89		$8.25
NAV total return †	13.17%		37.55%	12.25%	19.94%	(43.71)%		11.54%
Market value, end of period	$4.21		$4.20	$4.46	$5.67	$5.35		$8.68
Investment total return ††	12.00%		16.62%	(5.19)%	22.84%	(29.69)%		23.53%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2026		Year Ended December 31,
	(Unaudited)		2025		2024		2023		2022		2021
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$249,238		$215,031		$189,374		$184,477		$193,907		$326,179
Net assets attributable to common shares, end of period (in 000’s)	$180,877		$145,605		$116,771		$104,851		$107,806		$226,256
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	1.48	%(d)	1.29	%(a)	0.50%		1.37%		0.17%		(0.29)%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction (e)	1.92	%(d)	2.13%		2.35%		2.41%		2.11%		1.73%
Ratio of operating expenses to average net assets attributable to common shares net of fees waived/fee reduction, if any (f)	1.92	%(d)	2.12	%(g)	2.35	%(g)	2.41	%(g)	2.10	%(g)	1.73%
Portfolio turnover rate	6%		10%		18%		19%		15%		17%

Cumulative Preferred Stock:
Auction Market Series C Preferred (h)
Liquidation value, end of period (in 000’s)	—		—		—		$250		$250		$250
Total shares outstanding (in 000’s)	—		—		—		0	(i)	0	(i)	0 (i)
Liquidation preference per share	—		—		—		$25,000		$25,000		$25,000
Liquidation value (j)	—		—		—		$25,000		$25,000		$25,000
Asset coverage per share (k)	—		—		—		$57,920		$56,302		$81,608

5.125% Series E Preferred
Liquidation value, end of period (in 000’s)	$38,885		$39,169		$40,284		$42,973		$45,314		$49,918
Total shares outstanding (in 000’s)	1,555		1,567		1,611		1,719		1,813		1,997
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00		$25.00		$25.00
Average market value (l)	$20.83		$22.39		$22.92		$23.59		$24.07		$25.95
Asset coverage per share (k)	$91.15		$77.43		$65.21		$57.92		$56.30		$81.61

5.125% Series G Preferred
Liquidation value, end of period (in 000’s)	$29,475		$30,257		$32,319		$36,403		$40,538		$49,755
Total shares outstanding (in 000’s)	1,179		1,210		1,293		1,456		1,622		1,990
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00		$25.00		$25.00
Average market value (l)	$20.85		$22.39		$22.89		$23.53		$24.23		$26.37
Asset coverage per share (k)	$91.15		$77.43		$65.21		$57.92		$56.30		$81.61
Asset Coverage (m)	365%		310%		261%		232%		225%		326%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Includes income resulting from special cash dividends of $770,500 from Array Digital Infrastructure Inc. and $207,000 from Brightstar Lottery plc. Without these dividends, the per share income/(loss) amounts would have been 0.08 and the net investment income ratios would have been 0.54% for the year ended December 31, 2025.
(b)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(c)	Amount represents less than $0.005 per share.
(d)	Annualized.
(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived/fee reduction for the six months ended June 30, 2026 and the years ended December 31, 2025, 2024, 2023, 2022, and 2021 would have been 1.34%, 1.38%, 1.40%, 1.37%, 1.29%, and 1.21%, respectively.
(f)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, this expense ratio for the year ended December 31, 2022 would have been 2.11%. For the years ended December 31, 2025, 2024, 2023, and 2021, there was no material impact on the expense ratios. For the six months ended June 30, 2026, the Fund did not have such credits.
(g)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the years ended December 31, 2025, 2024, 2023, and 2022 would have been 1.37%, 1.40%, 1.37%, and 1.28%, respectively.
(h)	The Fund redeemed and retired all of its outstanding Series C Shares on June 26, 2024.
(i)	Actual number of shares outstanding is 10.
(j)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(k)	Asset coverage per share is calculated by combining all series of preferred stock.
(l)	Based on weekly prices.
(m)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Multimedia Trust Inc. (the Fund) was incorporated on March 31, 1994 in Maryland. Although the Fund is registered as a non-diversified fund, it has operated as a diversified fund for over three years. Therefore, the Investment Company Act of 1940, as amended (the 1940 Act) obliges the Fund to continue to operate as a diversified fund unless the Fund obtains shareholder approval to operate as a non-diversified fund. The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the 80% Policy). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

Gabelli Funds, LLC (the Adviser), with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the operations of the Fund under the general supervision of the Fund’s Board of Directors (the Board).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Board has designated the Adviser as the valuation designee (Valuation Designee) under Rule 2a-5. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Valuation Designee so determines, by such other method as the Valuation Designee shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Valuation Designee if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Valuation Designee determines such amount does not reflect the security’s fair value, in which case these securities will be fair valued as determined by the Valuation Designee. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Valuation Designee. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — unadjusted quoted prices in active markets for identical securities;

●	Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2026 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total Market Value at 06/30/26
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Publishing	$5,019,566	$2,932	$1,204	$5,023,702
Other Industries (b)	61,682,800	—	—	61,682,800
Distribution Companies
Broadcasting	14,272,434	18,528	6,862	14,297,824
Business Services	1,859,255	—	0	1,859,255
Financial Services	652,536	—	11,463	663,999
Real Estate	12,027,624	—	199	12,027,823
Wireless Communications	11,416,367	—	13,234	11,429,601
Other Industries (b)	115,075,076	—	—	115,075,076
Total Common Stocks	222,005,658	21,460	32,962	222,060,080
Closed-End Funds	—	10,400	—	10,400
Preferred Stocks (b)	379,215	—	—	379,215
Warrants (b)	1,115	—	—	1,115
U.S. Government Obligations	—	24,347,330	—	24,347,330

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total Market Value at 06/30/26
Investment Companies	$926,369	—	—	$926,369
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$223,312,357	$24,379,190	$32,962	$247,724,509

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Advisers according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

At June 30, 2026, the total value of Level 3 investments for the Fund was less than 1% of total net assets.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2026, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. The Fund owns real estate investment trusts (REITs), and the distributions received from REITs may be classified as dividends, capital gains, or return of capital.

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. The characterization of distributions to stockholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Distributions to stockholders of the Fund’s 5.125% Series E Cumulative Preferred Stock (Series E Preferred) and 5.125% Series G Preferred Stock (Series G Preferred) are accrued on a daily basis and are determined as described in Note 7.

On April 9, 2025, the Board determined to begin monthly distributions to common stockholders of the Fund, paid from net investment income and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the year ended December 31, 2025 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$–	$3,244,477
Return of capital	31,447,920	397,731
Total distributions paid	$31,447,920	$3,642,208

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. At December 31, 2025, the Fund had a short term capital loss carryforward with no expiration of $326,897 and a long term capital loss carryforward with no expiration of $970,309.

The Fund utilized $3,753,271 of the capital loss carryforward for the year ended December 31, 2025.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2026:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$183,032,070	$86,260,984	$(21,568,545)	$64,692,439

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2026, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2026, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Recent Accounting Pronouncement. During the reporting period, the Fund adopted Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendment enhances income tax disclosures by requiring greater disclosure of income taxes paid by jurisdiction. During the reporting period, the Fund paid less than 1% in foreign or U.S. federal, state or local income taxes.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2026, other than short term securities aggregated $13,602,108 and $13,061,018, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2026, the Fund paid $2,564 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with the Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2026, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2026, the Fund accrued $45,269 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Line of Credit. The Fund participates in an unsecured and uncommitted line of credit of up to $25,000,000 under which it may borrow from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate based on equal to the higher of the Federal Funds Effective Rate or one-month Secured Overnight Financing Rate (SOFR) in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the six months ended June 30, 2026, there were no borrowings under the line of credit.

7. Capital. The Fund’s Articles of Incorporation permit the Fund to issue 187,999,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 common shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Transactions in shares of common stock were as follows:

	Six Months Ended June 30, 2026 (Unaudited)		Year Ended December 31, 2025
	Shares	Amount	Shares	Amount
Increase in net assets from common shares issued in offering	8,578,326	$35,429,067	4,457,041	$18,717,942
Increase in net assets from common shares issued upon reinvestment of distributions	344,755	1,354,750	561,531	2,271,810
Net increase	8,923,081	$36,783,817	5,018,572	$20,989,752

As of December 31, 2025, the Fund had an effective shelf registration authorizing the issuance of $376 million of common or preferred shares. On April 17, 2025, the Fund filed a prospectus supplement for at-the-market offerings of up to five million common shares. On October 14, 2025, the Fund filed a prospectus supplement for at-the-market offerings of up to ten million common shares. On April 16, 2026, the Fund filed a prospectus supplement for at-the-market offerings of up to seventeen million common shares. During the six months ended June 30, 2026, the Fund has sold its common stock in “at-the-market” offerings as summarized in the following table:

Six Months Ended	Shares Issued	Net Proceeds
June 30, 2026	8,578,326	$35,429,067

The Fund’s Articles of Incorporation authorize the issuance of up to 12,001,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series E and Series G Preferred at redemption prices of $25 and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

On June 28, 2024, the Fund distributed one transferable right for each of the 28,264,509 shares of common stock outstanding on that date. Four Rights were required to purchase one additional share of common stock at the subscription price of $5.00 per share. On July 25, 2024, the Fund issued 4,881,024 shares of common stock, receiving $24,065,120 after deducting estimated offering expenses of $340,000. The NAV of the Fund increased by $0.21 per share on the day the additional shares were issued due to the additional shares being issued above NAV.

For Series C Preferred Stock, the dividend rates, as set by the auction process that was generally held every seven days, were expected to vary with short term interest rates. Since February 2008, the number of shares of

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Series C Preferred Stock subject to bid orders by potential holders had been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that submitted sell orders had not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions failed, and the dividend rate had been the maximum rate, which was 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. On June 26, 2024, the Fund redeemed all Series C Preferred Stock at the redemption price of $25,000 per share.

The Fund may redeem at any time, in whole or in part, the Series E Preferred Stock and Series G Preferred Stock at their liquidation preferences. In addition, the Board has authorized the repurchase of the Series E and Series G Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2026 and the year ended December 31, 2025, the Fund repurchased and retired 11,030 and 44,615 Series E Preferred at investments of $223,206 and $974,662, respectively, and at average discounts of approximately 19.14% and 12.62%, from its liquidation preference. During the six months ended June 30, 2026 and the year ended December 31, 2025, the Fund repurchased and retired 31,256 and 82,504 Series G Preferred at investments of $642,553 and $1,835,572, respectively, at average discounts of approximately 18.06% and 11.01%, respectively, from its liquidation preference.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2026	Net Proceeds	2026 Dividend Rate Range	Dividend Rate at 6/30/2026	Accrued Dividends at 6/30/2026
E 5.125%	September 26, 2017	2,000,000	1,555,415	$48,192,240	Fixed Rate	5.125%	$24,316
G 5.125%	December 20, 2019	2,000,000	1,179,008	$48,148,000	Fixed Rate	5.125%	$21,422

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

8. Transactions in Securities of Affiliated Issuers. The Fund may invest in affiliated investment companies, including affiliated money market funds, affiliate mutual funds, and affiliated exchange-traded funds. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2026 is set forth below:

	Market Value at December 31, 2025	Purchases	Sales Proceeds	Realized Loss	Change In Unrealized Appreciation	Market Value at June 30, 2026	Shares at June 30, 2026	Dividend Income	Percent Owned of Shares
Gabelli Opportunities in Live and Sports ETF†	$—	$909,922	$—	$—	$16,447	$926,369	35,000	$—	0.03%

9. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Segment Reporting. The Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s chief operating decision maker (CODM), as defined in ASC Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is guided by the Fund’s investment objective and principal investment strategies, and executed by the Fund’s portfolio management team, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s Schedule of Investments, Statements of Operations and Changes in Net Assets and Financial Highlights.

12. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of May 19, 2026, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Stockholder Meeting – May 11, 2026 – Final Results

The Fund’s Annual Meeting of Stockholders was held on May 11, 2026. At that meeting, common and preferred stockholders, voting together as a single class, re-elected Frank J. Fahrenkopf, Jr., Werner J. Roeder, Salvatore J. Zizza, and Daniel E. Zucchi as Directors of the Fund, with 29,126,268 votes, 29,117,297 votes, 29,124,512 votes, and 29,143,163 votes cast in favor of these Directors, and 1,035,536 votes, 1,044,507 votes, 1,037,292 votes, and 1,018,641 votes withheld for these Directors, respectively.

Mario J. Gabelli, Calgary Avansino, John Birch, Elizabeth C. Bogan, Anthony S. Colavita, James P. Conn, Susan Watson Laughlin, and Christopher J. Marangi continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI MULTIMEDIA TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Multimedia Trust Inc. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He is President of GAMCO Investors, Inc. and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Calgary Avansino
Former Chief Executive Officer,
Glamcam

John Birch
Partner,
The Cardinal Partners Global

Elizabeth C. Bogan
Former Senior Lecturer
in Economics,
Princeton University

Anthony S. Colavita
President,
Anthony S. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Frank J. Fahrenkopf, Jr.
Former President & Chief
Executive Officer,
American Gaming Association

Susan Watson Laughlin
Former President,
Investor Relations Association

Christopher J. Marangi
President,
GAMCO Investors, Inc.

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Daniel E. Zucchi
President,
Daniel E. Zucchi Associates

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Carter W. Austin
Vice President & Ombudsman

Laurissa M. Martire
Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust
Company

COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GGT Q2/2026

GABELLI
FUNDS

THE GABELLI MULTIMEDIA TRUST INC.

GGT

Semiannual Report
June 30, 2026

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At its meeting on February 11, 2026, the Board of Directors (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, stockholder and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2025 against a peer group of seven other comparable peer funds selected by the Adviser (the “Adviser Peer Group”), and Closed-end Core, Growth, and Value Equity Funds (the “Lipper Peer Group”). The Independent Board Members noted that the Fund’s performance was in the first quartile for the one- and three-year periods, the third quartile for the five-year period, and the fourth quartile for the ten-year period for the Adviser Peer Group and in the first quartile for the one- and three-year periods, and fourth quartile for the five- and ten-year periods for the Lipper Peer Group. The Board Members discussed these comparative results and noted that the Fund’s performance was acceptable, particularly noting the Fund’s strong performance over the past one and three year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such charge. The Board also reviewed materials showing that a portion of the Fund’s portfolio transactions was executed by the Adviser’s affiliated broker, resulting in incremental profits to the broker.

Economies of Scale. The Independent Board Members considered the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and the Lipper Peer Group and noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s effective management fee and total expense ratio was above average within the Adviser Peer Group and the Lipper Peer Group, but noted the Fund’s management fee compared more favorably to the others funds in the Adviser Peer Group that used leverage. The Independent Board Members were presented with information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were acceptable in light of the Fund’s size, and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2026 through 01/31/2026	Common – N/A Preferred Series G – 1,203,405 Preferred Series E – 175	Common – N/A Preferred Series G – $21.27 Preferred Series E – $21.12	Common – N/A Preferred Series G – 1,203,405 Preferred Series E – 175	Common – 39,020,828 Preferred Series G – 1,209,299 - 5,894 = 1,203,405 Preferred Series E – 1,566,445 - 175 = 1,566,270
Month #2 02/01/2026 through 02/28/2026	Common – N/A Preferred Series G – 922 Preferred Series E – N/A	Common – N/A Preferred Series G – $21.28 Preferred Series E – N/A	Common – N/A Preferred Series G – 922 Preferred Series E – N/A	Common – 40,478,529 Preferred Series G – 1,203,405 - 922 = 1,202,483 Preferred Series E – 1,566,270
Month #3 03/01/2026 through 03/31/2026	Common – N/A Preferred Series G – 872 Preferred Series E – N/A	Common – N/A Preferred Series G - $21.12 Preferred Series E – N/A	Common – N/A Preferred Series G – 872 Preferred Series E – N/A	Common – 42,227,085 Preferred Series G – 1,202,483 - 872 = 1,201,611 Preferred Series E – 1,566,270

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #4 04/01/2026 through 04/30/2026	Common – N/A Preferred Series G – 1,000 Preferred Series E – N/A	Common – N/A Preferred Series G – $20.41 Preferred Series E – N/A	Common – N/A Preferred Series G – 1,000 Preferred Series E – N/A	Common – 43,982,263 Preferred Series G – 1,201,611 - 1,000 = 1,200,611 Preferred Series E – 1,566,270
Month #5 05/01/2026 through 05/31/2026	Common – N/A Preferred Series G – 6,671 Preferred Series E – 3,506	Common – N/A Preferred Series G – $20.38 Preferred Series E – $20.29	Common – N/A Preferred Series G – 6,671 Preferred Series E – 3,506	Common – 44,780,652 Preferred Series G – 1,200,611 - 6,671 = 1,193,940 Preferred Series E – 1,566,270 - 3,506 = 1,562,764
Month #6 06/01/2026 through 06/30/2026	Common – N/A Preferred Series G – 16,932 Preferred Series E – 7,349	Common – N/A Preferred Series G – $20.20 Preferred Series E – $20.14	Common – N/A Preferred Series G – 16,932 Preferred Series E – 7,349	Common – 44,228,724 Preferred Series G – 1,193,940 - 16,932 = 1,177,008 Preferred Series E – 1,562,764 - 7,349 = 1,555,415
Total	Common – N/A Preferred Series G – 32,291 Preferred Series E – 11,030	Common – N/A Preferred Series G – $20.64 Preferred Series E – $20.25	Common – N/A Preferred Series G – 32,291 Preferred Series E – 11,030	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 8, 2026

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 8, 2026

*	Print the name and title of each signing officer under his or her signature.